EXHIBIT 10.2



                                                                EXECUTION COPY









                      GREENWICH CAPITAL ACCEPTANCE, INC.,

                                 as Purchaser



                                      and



                         FIFTH THIRD MORTGAGE COMPANY
                        FIFTH THIRD BANK, CENTRAL OHIO
                           FIFTH THIRD BANK, FLORIDA
                           FIFTH THIRD BANK, INDIANA
                       FIFTH THIRD BANK, KENTUCKY, INC.
                   FIFTH THIRD BANK, NORTHERN KENTUCKY, INC.
                  FIFTH THIRD BANK, NORTHWESTERN, OHIO, N.A.
                         FIFTH THIRD BANK, OHIO VALLEY
                      FIFTH THIRD BANK, SOUTHWEST, F.S.B.

                                  as Sellers


                                      and


                               FIFTH THIRD BANK


                       MORTGAGE LOAN PURCHASE AGREEMENT

                         Dated as of December 1, 1999




                           Fixed-Rate Mortgage Loans


                    Fifth Third Mortgage Loan Trust 1999-1

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                               Table of Contents
                                                                                                      Page
                                                                                                      ----

                                  ARTICLE I.
                           DEFINITIONS AND SCHEDULES

         Section 1.01.         Definitions........................................................................1
         Section 1.02.         Schedules..........................................................................2

                                  ARTICLE II.
               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.01.         Sale of Mortgage Loans.............................................................2
         Section 2.02.         Obligations of the Sellers Upon Sale...............................................2
         Section 2.03.         Payment of Purchase Price for the Mortgage Loans...................................5

                                 ARTICLE III.
              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.01.         Sellers' and Fifth Third Bank's  Representations  and  Warranties  Relating
                               to the Mortgage Loans..............................................................5
         Section 3.02.         Additional Sellers' Representations and Warranties.................................6
         Section 3.03.         Remedies for Breach of Representations and Warranties..............................7

                                  ARTICLE IV.
                              SELLERS' COVENANTS

         Section 4.01.         Covenants of the Sellers...........................................................9

                                  ARTICLE V.
              INDEMNIFICATION WITH RESPECT TO THE MORTGAGE LOANS

         Section 5.01.         Indemnification....................................................................9

                                  ARTICLE VI.
                                  TERMINATION

         Section 6.01.         Termination.......................................................................12

                                 ARTICLE VII.
                           MISCELLANEOUS PROVISIONS

         Section 7.01.         Amendment.........................................................................12
         Section 7.02.         Governing Law.....................................................................12
         Section 7.03.         Notices...........................................................................12
         Section 7.04.         Severability of Provisions........................................................13
         Section 7.05.         Counterparts......................................................................13
         Section 7.06.         Further Agreements................................................................13
         Section 7.07.         Intention of the Parties..........................................................14
         Section 7.08.         Successors and Assigns: Assignment of Purchase Agreement..........................14
         Section 7.09.         Survival..........................................................................14

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
Exhibit A:        Representations and Warranties Relating to the Mortgage Loans

Schedule A:       Mortgage Loan Schedule of Fifth Third Mortgage Company........................................A-1
Schedule B:       Mortgage Loan Schedule of Fifth Third Bank, Central Ohio......................................B-1
Schedule C:       Mortgage Loan Schedule of Fifth Third Bank, Florida...........................................C-1
Schedule D:       Mortgage Loan Schedule of Fifth Third Bank, Indiana...........................................D-1
Schedule E:       Mortgage Loan Schedule of Fifth Third Bank, Kentucky, Inc.....................................E-1
Schedule F:       Mortgage Loan Schedule of Fifth Third Bank, Northern Kentucky, Inc............................F-1
Schedule G:       Mortgage Loan Schedule of Fifth Third Bank, Northwestern, Ohio, N.A...........................G-1
Schedule H:       Mortgage Loan Schedule of Fifth Third Bank, Ohio Valley.......................................H-1
Schedule I:       Mortgage Loan Schedule of Fifth Third Bank, Southwest, F.S.B..................................I-1

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

          THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of December 1, 1999 (the "Agreement"), is made and entered into among each of the Sellers named below, Fifth Third Bank and Greenwich Capital Acceptance, Inc. (the "Purchaser").

                              W I T N E S S E T H

          WHEREAS, each of the Sellers is the owner of the notes or other evidence of indebtedness (collectively, the "Mortgage Notes") so indicated on the related Schedule referred to below and the other documents or instruments constituting the Mortgage File (collectively, the "Mortgage Loans"); and

          WHEREAS, each of the Sellers, as of the date hereof, owns the mortgages (collectively, the "Mortgages") on the properties (collectively, the "Mortgaged Properties") securing the Related Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering such Mortgage Loans or the related Mortgaged Properties or the obligors on such Mortgage Loans; and

          WHEREAS, the parties hereto desire that each of the Sellers sell the Related Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

          WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of December 1, 1999 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Sellers, Fifth Third Bank, as master servicer, and Bank One, National Association, as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to Fifth Third Mortgage Loan Trust 1999-1 (the "Trust").

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I.

                           DEFINITIONS AND SCHEDULES

     Section 1.01. Definitions. Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

          "Purchaser Information": The information in the Prospectus Supplement contained under the headings "SUMMARY OF TERMS--Tax Status," "--ERISA Considerations," "CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES," and "ERISA CONSIDERATIONS" and in the Prospectus contained under the headings "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS," and "ERISA CONSIDERATIONS".


          "Related Mortgage Loans": With respect to each Seller, the Mortgage Loans being sold by such Seller hereunder, as specified on the Schedule relating to such Seller.


          "Schedule": With respect to each Seller, the schedule attached to this Agreement setting forth the Related Mortgage Loans.


          "Seller", and in the aggregate "Sellers": Each of Fifth Third Mortgage Company; Fifth Third Bank, Central Ohio; Fifth Third Bank, Florida; Fifth Third Bank, Indiana; Fifth Third Bank, Kentucky, Inc.; Fifth Third Bank, Northern Kentucky, Inc.; Fifth Third Bank, Northwestern, Ohio, N.A.; Fifth Third Bank, Ohio Valley; and Fifth Third Bank, Southwest, F.S.B.


          "Sellers Information": The information in the Prospectus Supplement contained under the headings "RISK FACTORS--Interest Payments May Be Insufficient" (first sentence) and "THE SELLERS".


     Section 1.02.  Schedules.

Schedule A:  Mortgage Loan Schedule of Fifth Third Mortgage Company
Schedule B: Mortgage Loan Schedule of Fifth Third Bank, Central Ohio Schedule C: Mortgage Loan Schedule of Fifth Third Bank, Florida
Schedule D:  Mortgage Loan Schedule of Fifth Third Bank, Indiana
Schedule E: Mortgage Loan Schedule of Fifth Third Bank, Kentucky, Inc. Schedule F: Mortgage Loan Schedule of Fifth Third Bank, Northern Kentucky,
             Inc.
Schedule G:  Mortgage Loan Schedule of Fifth Third Bank, Northwestern, Ohio,
             N.A.
Schedule H:  Mortgage Loan Schedule of Fifth Third Bank, Ohio Valley
Schedule I:  Mortgage Loan Schedule of Fifth Third  Bank, Southwest, F.S.B.

                                 ARTICLE II.

               SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

     Section 2.01. Sale of Mortgage Loans. (i) Each of the Sellers, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, (i) all of its right, title and interest in and to each of the Related Mortgage Loans, including the related Cut-off Date Principal Balance, all interest due thereon after the Cut-off Date and all collections in respect of interest and principal due on or after the Cut-off Date; (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Related Mortgage Loans; and (iv) all proceeds of any of the foregoing.

     Section 2.02. Obligations of the Sellers Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, each of the Sellers further agrees, at its own expense, on or prior to the Closing Date or as otherwise indicated in this Section 2.02, (a) to indicate in its books, records and computer systems that the Related Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-off Date,
(i) its account number and (ii) the Cut-off Date Principal Balance and such file, which forms a part of Exhibit F to the Pooling and Servicing Agreement, shall also be marked as the related Schedule to this Agreement and is hereby incorporated into and made a part of this Agreement.

          In connection with any such conveyance by any Seller, such Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, or the Custodian on behalf of the Trustee, as assignee of the Purchaser, on or before the Closing Date (or, with respect to (i) and (iii) below, within 30 days of the Closing Date), the following documents or instruments with respect to each of the Related Mortgage Loans:

          (i) the original Mortgage Note, endorsed on its face or by allonge attached thereto in the following form: "Pay to the order of Bank One, National Association, as Trustee", or endorsed in blank to provide for a future insertion of the payee's name, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if such Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

          (iii) an original Assignment of the Mortgage executed in the following form: "Bank One, National Association, as Trustee for Fifth Third Mortgage Loan Trust 1999-1" or endorsed in blank to provide for a future insertion of a designee trustee;

          (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

          (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

          (vi) the original lender's title insurance policy or attorney's opinion of title or a copy thereof certified as true and correct by the applicable insurer, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year following the Closing Date.

          Each of the Sellers hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that the Related Mortgage Loans have been transferred to the Trustee, or the Custodian on behalf of the Trustee, and constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

          If any original Mortgage Note referred to in Section 2.02(i) cannot be located, the obligations of the related Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee, or the Custodian on behalf of the Trustee, as assignee of the Purchaser, of a photocopy of the original of such Mortgage Note, with an original Lost Note Affidavit in the form of Exhibit I to the Pooling and Servicing Agreement, provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans the aggregate Cut-off Date Principal Balance of which is less than or equal to 2.00% of the Pool Balance as of the Cut-off Date. If any of the documents referred to in Sections 2.02(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the related Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee, or the Custodian on behalf of the Trustee, as assignee of the Purchaser, of a copy of each such document certified by such Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by such Seller, delivery to the Trustee, or the Custodian on behalf of the Trustee, promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Purchaser and the Trustee, or the Custodian on behalf of the Trustee, by such Seller if delivery pursuant to the immediately foregoing clause (2) will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.02(vi) above, the related Seller shall deliver or cause to be delivered to the Trustee, or the Custodian on behalf of the Trustee, within a reasonable time period after receipt thereof, the original lender's title insurance policy. The related Seller shall deliver or cause to be delivered to the Trustee, or the Custodian on behalf of the Trustee, within a reasonable time period upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

          The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing or hereafter created, conveyed to it pursuant to Section 2.01.

          The parties hereto intend that the transaction set forth herein be a non-recourse sale by each of the Sellers to the Purchaser of all of such Seller's right, title and interest in and to the Related Mortgage Loans and other property described above. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, each of the Sellers hereby grants to the Purchaser a security interest in all of such Seller's right, title and interest in, to and under the Related Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of such Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Sellers and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

     Section 2.03. Payment of Purchase Price for the Mortgage Loans.

          (a) In consideration of the sale of the Mortgage Loans from the Sellers to the Purchaser on the Closing Date, the Purchaser agrees to deliver to the Sellers or their designee the Certificates. The Sellers or their designee shall pay to the Purchaser, or its designee (i) the amount set forth in the Fifth Third Securitization Engagement Letter dated December 3, 1999 (the "Structuring Fee") and (ii) a reimbursement amount of $181,972.17 (representing S.E.C. filing fees associated with the Offered Certificates), and (iii) an amount to cover all additional reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, blue sky registration fees and expenses, fees and expenses of Purchaser's due diligence and counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee, as set forth in the Trustee Engagement Letter December 22, 1999 between Bank One N.A. and Fifth Third Bank, and other out-of-pocket costs, if any.

          (b) Within thirty days of the Closing Date, each of the Sellers, at its own expense, shall submit for recording each related Assignment of Mortgage in favor of the Trustee, or the Custodian (or provided with the assignee in blank) as transferee of the Purchaser pursuant to the Pooling and Servicing Agreement in the appropriate real property or other records in the appropriate jurisdiction for the recordation of such documents. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within the applicable time period set forth above, such Assignment of Mortgage shall be submitted for recording within thirty Business Days after receipt of such information but in no event later than six months from the date such Assignment of Mortgage is otherwise required to be recorded pursuant to this Section 2.04(b). The Trustee, or the Custodian on behalf of the Trustee, shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the related Seller shall within a reasonable time prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and shall be required to submit each such Assignment of Mortgage for recording. Any failure of a Seller to comply with this Section shall result in the obligation of such Seller to repurchase or substitute a Qualified Substitute Mortgage Loan for the Related Mortgage Loan pursuant to the provisions of the Pooling and Servicing Agreement.

                                 ARTICLE III.

              REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

     Section 3.01. Sellers' and Fifth Third Bank's Representations and Warranties Relating to the Mortgage Loans. Each Seller represents and warrants to the Purchaser the representations and warranties set forth in Section A of Exhibit A attached hereto with respect to each Related Mortgage Loan as of the Closing Date (or as of such date specifically provided therein). Fifth Third Bank represents and warrants to the Purchaser the representations and warranties set forth in Section B of Exhibit A attached with respect to the Mortgage Loans as of the Closing Date (or as of such date specifically provided therein).

     Section 3.02. Additional Sellers' Representations and Warranties. Each Seller represents, warrants and covenants to the Purchaser as of the Closing Date (or as of such other date specifically provided herein) that:

          (i) It is duly organized, validly existing and in good standing under the laws of the related jurisdiction and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Related Mortgage Loan in accordance with the terms of this Agreement;

          (ii) It has the power and authority to hold each Related Mortgage Loan, to sell such Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. It has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or laws in relation to the rights of creditors of federally insured financial institutions;

          (iii) The execution and delivery of this Agreement by it and the performance of and compliance with the terms of this Agreement will not violate any of its articles of association or articles of incorporation, as applicable, or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which it is a party or which may be applicable to it or its assets;

                  (iv) It is not in violation of, and the execution and delivery of this Agreement by it and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over it or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of it or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

          (v) [Reserved.]

          (vi) It does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vii) Immediately prior to the delivery of the allocable portion of the Purchase Consideration for each Related Mortgage Loan, it was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the allocable portion of the Purchase Consideration by the Purchaser, in the event that it retains record title, it shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser or its assignee as the owner thereof and only for the purpose of servicing and supervising the servicing of each such Mortgage Loan;

          (viii) There are no actions or proceedings against it, or investigations known to it, before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Related Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by it of its obligations under, or validity or enforceability of, this Agreement;

          (ix) To the best of its knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

          (x) The consummation of the transactions contemplated by this Agreement are in its ordinary course of business, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

          (xi) Except with respect to any statement regarding the intentions of the Purchaser, or any other statement contained herein the truth or falsity of which is dependant solely upon the actions of the Purchaser, this Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

     Section 3.03. Remedies for Breach of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser and the Trustee, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File. With respect to the representations and warranties contained herein that are made to the knowledge or the best knowledge of the applicable Sellers or as to which such Sellers have no knowledge, if it is discovered that the substance of any such representation and warranty is inaccurate and the inaccuracy materially and adversely affects the value of the Related Mortgage Loan or Loans, or the interest therein of the Purchaser or the Purchaser's assignee, designee or transferee, then notwithstanding such lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, such inaccuracy shall be deemed a breach of the applicable representation and warranty and the related Seller shall take such action described in the following paragraphs of this
Section 3.03 in respect of each such Mortgage Loan. Upon discovery by the related Seller, the Master Servicer or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interest of the Purchaser or the Trustee (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser or the Trustee in such Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties.

          Within 60 days of the earlier of either discovery by or notice to the related Seller of any breach of a representation or warranty that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser or the Trustee in such Mortgage Loan, such Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, such Seller shall repurchase such Mortgage Loan at the Purchase Price. The related Seller may, at the request of the Purchaser and assuming such Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If the related Seller does not provide a Qualified Substitute Mortgage Loan or Loans, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Section 3.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in accordance with Section 2.03 of the Pooling and Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section 2.03 of the Pooling and Servicing Agreement.

          At the time of substitution or repurchase of any deficient Mortgage Loan, the Purchaser and related Seller shall arrange for the reassignment of the deficient or repurchased Mortgage Loan to that Seller and the delivery to that Seller of any documents held by the Trustee relating to the deficient or repurchased Mortgage Loan. In the event the Purchase Price is deposited in the Collection Account, the related Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase, the Related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

          As to any Deleted Mortgage Loan for which a Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment and such other documents and agreements as are required by the Custodial Agreement, with the Mortgage Note endorsed as required therein. The related Seller shall deposit in the Collection Account the Monthly Payment due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the related Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the related Seller shall thereafter be entitled to retain all amounts subsequently received by it in respect of such Deleted Mortgage Loan. Upon such substitution, the Qualified Substitute Mortgage Loans shall be subject to the terms of this Agreement in all respects, and that Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 3.01 and 3.02 hereof.

          It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

          It is understood and agreed that the obligations of each Seller set forth in this Section 3.03 to cure, repurchase and substitute for a defective Mortgage Loan and to indemnify the Purchaser as provided in Section 5.01 constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations and warranties contained in Section 3.01.

                                 ARTICLE IV.

                              SELLERS' COVENANTS

     Section 4.01. Covenants of the Sellers. Each Seller hereby covenants that except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; it will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and it will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Related Mortgage Loans, against all claims of third parties claiming through or under the related Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit such Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if such Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                  ARTICLE V.

              INDEMNIFICATION WITH RESPECT TO THE MORTGAGE LOANS

     Section 5.01. Indemnification.

          (a) The Sellers, severally and not jointly, agree to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Sellers or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Sellers, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Sellers Information contained in the Prospectus Supplement, (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate thereof by or on behalf of the Seller containing information regarding the assets of the Trust or (iii) any untrue statement or alleged untrue statement of any material fact contained in any information provided by the Sellers to the Purchaser or any affiliate thereof, or any material omission from the information purported to be provided thereby, and disseminated to Deloitte & Touche LLP or prospective investors (directly or indirectly through available information systems) in connection with the issuance, marketing or offering of the Certificates. This indemnity agreement will be in addition to any liability which the Sellers may otherwise have.

          (b) The Purchaser agrees to indemnify and hold harmless each Seller, each of its officers, directors and each person or entity who controls such Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which such Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse that Seller for any legal or other expenses incurred by such Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Purchaser Information contained in the Prospectus. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

          (c) Promptly after receipt by any indemnified party under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article V except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Article V.

          If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Sellers, if the indemnified parties under this Article V consist of any Seller.

          Each indemnified party, as a condition of the indemnity agreements contained in Section 5.01(a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article is for any reason held to be unenforceable although applicable in accordance with its terms, the Sellers, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by them and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Sellers on the one hand and the Purchaser on the other from the sale of the Mortgage Loans such that the Purchaser is responsible for the lesser of (i) 50% thereof and (ii) the Structuring Fee and the Sellers shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Purchaser and each director of a Seller, each officer of a Seller, and each person, if any, who controls that Seller within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the related Seller.

          (e) The Sellers, severally and not jointly, agree to indemnify and to hold each of the Purchaser and the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, or any such person or entity and any Certificateholder may sustain in any way (i) related to the failure of a Seller to perform its duties in compliance with the terms of this Agreement, (ii) arising from a breach by a Seller of its representations and warranties in Section 3.01 or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of any Seller, the originator or any servicer. Each Seller shall promptly notify the Purchaser, the Trustee and each Certificateholder if a claim is made by a third party with respect to this Agreement. The Sellers shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser and the Trustee or any such person or entity and/or any Certificateholder in respect of such claim.

                                 ARTICLE VI.

                                  TERMINATION

     Section 6.01. Termination. The respective obligations and responsibilities of each Seller and the Purchaser created hereby shall terminate, except for the Sellers' and Purchaser's indemnity obligations as provided herein, upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                 ARTICLE VII.

                           MISCELLANEOUS PROVISIONS

     Section 7.01. Amendment. This Agreement may be amended from time to time by the Sellers and the Purchaser by written agreement signed by the parties hereto.

     Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (without regard to its material conflict of laws rules).

     Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

          if to the Sellers:

          [Name of Seller]
          c/o Fifth Third Bank
          38 Fountain Square Plaza
          Cincinnati, Ohio 45263
          Attention: General Counsel

or such other address as may hereafter be furnished to the Purchaser in writing by the Sellers.

          if to the Purchaser:

          Greenwich Capital Acceptance, Inc.
          600 Steamboat Road
          Greenwich, Connecticut  06830
          Attention:  General Counsel

or such other address as may hereafter be furnished to Fifth Third Bank in writing by the Purchaser.

     Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

     Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

     Section 7.06. Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

          Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Sellers, each Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, each Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the related Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

     Section 7.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and each Seller is selling, the Related Mortgage Loans rather than pledging such Mortgage Loans to secure a loan by the Purchaser to the applicable Sellers. Accordingly, the parties hereto each intend to treat the transaction as a sale by each Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and each Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

     Section 7.08. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Sellers, the Purchaser and the Trustee. The obligations of each Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that each Seller may assign its obligations hereunder to any Person into which such Seller is merged or any corporation resulting from any merger, conversion or consolidation to which such Seller is a party or any Person succeeding to the business of such Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a Series of Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, each Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the related Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the applicable Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

     Section 7.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

     IN WITNESS WHEREOF, the Sellers, Fifth Third Bank and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                             GREENWICH CAPITAL ACCEPTANCE, INC.,
                                  as Purchaser


                             By: /s/ John Graham
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK


                             By: /s/ James R. Hubbard
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD MORTGAGE COMPANY,
                                  as Seller


                             By: /s/ Richard A. Bondle
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, CENTRAL OHIO,
                                  as Seller


                             By: /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, FLORIDA,
                                  as Seller


                             By:  /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, INDIANA,
                                  as Seller


                             By:  /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, KENTUCKY, INC.,
                                  as Seller


                             By: /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, NORTHERN KENTUCKY, INC,
                                  as Seller


                             By: /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, NORTHWESTERN, OHIO, N.A.,
                                  as Seller


                             By:  /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, OHIO VALLEY,
                                  as Seller


                             By:  /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:


                             FIFTH THIRD BANK, SOUTHWEST, F.S.B.,
                                  as Seller


                             By:  /s/ Neal Arnold
                                ______________________________________________
                                Name:
                                Title:

STATE OF                       )
                               )ss.:
COUNTY OF                      )


     On the __ day of December, 1999 before me, a Notary Public in and for said State, personally appeared _____________________, known to me to be a ____________ of GREENWICH CAPITAL ACCEPTANCE, INC., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


Notary Public

STATE OF                       )
                               )ss.:
COUNTY OF                      )


     On the __ day of December, 1999 before me, a Notary Public in and for said State, personally appeared ______________________, known to me to be a _______________ Fifth Third Bank, the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


Notary Public

STATE OF                       )
                               )ss.:
COUNTY OF                      )


     On the __ day of December, 1999 before me, a Notary Public in and for said State, personally appeared ______________________, known to me to be a _______________ of , the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


Notary Public

                                  EXHIBIT A

         Representations and Warranties Relating to the Mortgage Loans
         -------------------------------------------------------------


          A. Each Seller hereby represents and warrants to the Depositor, the Trustee, the Certificateholders and the Master Servicer, with respect to each Mortgage Loan that is a Related Mortgage Loan as of the Closing Date (or in the case of certain specified representations and warranties, as of the applicable Cut-off Date) or as of such other date specifically provided herein (except that with respect to any Qualified Substitute Mortgage Loan such representations and warranties shall be as of the date of substitution and made by the related Seller or Fifth Third Bank, whichever is making the substitution), that:

          (a) The information set forth in the Mortgage Loan Schedule relating to the Mortgage Loan is complete, true and correct in all material respects as of the applicable Cut-off Date;

          (b) The Mortgage Note and the Mortgage are not assigned or pledged by the Seller to a Person other than the Trust, and immediately prior to the transfer of the Mortgage Loan from the Seller to the Depositor, the Seller had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of the Mortgage Loan as herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, the Mortgage Loan free and clear of any Lien;

          (c) The Mortgage is a valid and existing lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except
(i) liens for real estate taxes and special assessments not yet due and payable and (ii) in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to sell and assign the same to the Trustee;

          (d) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect which would have any adverse effect on the Certificateholders, except by a written instrument which has been recorded, if necessary to protect the interests of the Certificateholders, and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected in the Mortgage Loan Schedule;

          (e) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and the Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

          (f) As of the Cut-off Date, the Mortgagor is not in default in complying with the terms of the Mortgage Note or the Mortgage and there exists no event which, with the passage of time or notice or both, would constitute a default thereunder, and the Seller has not waived any default, breach, violation or event of acceleration except that the Seller may have accepted late payments. At origination all taxes, governmental assessments, insurance premiums, or water, sewer and municipal charges and rents under all ground leases which previously became due and owing have been paid, and the Mortgage Note and/or the related Mortgage obligate the Mortgagor to pay all similar amounts as they become due. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is more recent, to the day which precedes by one day the Due Date of the first installment of principal and interest;

          (g) There is no proceeding pending or, to the best of the Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, water, earthquake or earth movement, windstorm, flood, tornado, or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (h) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

          (i) All of the improvements that were included for the purpose of determining the value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

          (j) [Reserved]

          (k) To the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (l) All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan, or (C) federal savings associations or national banks having principal offices in such state, or (D) not doing business in such state;

          (m) As of the Cut-off Date, no Mortgage Loan was delinquent;

          (n) The Mortgage File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

          (o) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage, and the Mortgage Note and Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

          (p) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the Mortgage Loan have been complied with, and the Seller has and shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements;

          (q) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid;

          (r) [Reserved];

          (s) The Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other form of policy acceptable to Fannie Mae or Freddie Mac, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders, which regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans, and qualified to do business in the jurisdiction wherein the Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Seller is the sole payee of such mortgage title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer or the same has been obtained, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

          (t) All improvements upon the Mortgaged Property are insured by an insurer who meets Fannie Mae and/or Freddie Mac guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.14 of the Pooling and Servicing Agreement. If the Mortgaged Property was, at the time of origination of the Related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 3.14 of the Pooling and Servicing Agreement. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Seller, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (u) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (v) The Mortgage Loan was originated by the Seller in accordance with the Seller's underwriting guidelines. The Mortgage Loan has not been modified except as such modification may be reflected in the related Mortgage File;

          (w) The Mortgage Loan is a closed-end Mortgage Loan having an original term of not more than 15 years to maturity (if a Group I Mortgage
Loan) or not more than 30 years to maturity (if a Group II Mortgage Loan). The Mortgage Loan is payable in equal monthly installments of principal and interest which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than 60 days after disbursement of the proceeds of the Mortgage Loan and bears a fixed interest rate for the term of the Mortgage Loan;

          (x) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder of the Mortgage;

          (y) If the related Mortgagor represented that such Mortgagor would occupy the related Mortgaged Property as such Mortgagor's primary residence, the Seller has not received notice that such representation of the Mortgagor is no longer true. The Mortgage Loan is not a construction loan. Each Mortgaged Property is lawfully occupied under applicable law;

          (z) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

          (aa) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. Other than applicable homestead provisions which may delay the realization against the Mortgaged Property, or exemptions that may arise in the event a petition under the Bankruptcy Code is filed with respect to the Mortgagor, there is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (bb) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute Servicing Advances;

          (cc) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of at least one parcel of real property with a one-family residence erected thereon, a two- to four-family dwelling or an individual condominium unit. The Mortgaged Property does not consist of a residence or unit or a mobile home that is not permanently affixed; provided, however, that it may be a pre-fabricated or manufactured unit affixed to a permanent foundation. The Mortgaged Property is not a multifamily Mortgaged Property. If the Mortgaged Property is subject to a ground lease: (i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid, (ii) the ground lease term extends, or is automatically renewable, for at least five years beyond the maturity date of the Related Mortgage Loan, (iii) the ground lease has been duly executed and recorded, (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times, (v) the ground rent payment is included in the Mortgagor's monthly payment as an expense item, (vi) the Trust has the right to cure defaults on the ground lease and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of such Mortgaged Property;

          (dd) The Loan-to-Value Ratio of the Mortgage Loan at origination was not more than 95.00%;

          (ee) [Reserved];

          (ff) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

          (gg) The Mortgage Loan was not originated under a buydown plan;

          (hh) Other than as provided by this Agreement, there is no obligation with respect to the Mortgage Loan on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

          (ii) Subject to the provisions of Section 2.01 of the Pooling and Servicing Agreement, the Mortgage Note, the Mortgage, the Assignment of the Mortgage and any other documents required to be delivered have been delivered to the Trustee, or the Custodian on behalf of the Trustee. The Seller is in possession of a complete Mortgage File, except those documents delivered to the Trustee, or the Custodian on behalf of Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby. The original Mortgage was recorded, and all subsequent Assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (subject to the provisions of Section 2.01 of the Pooling and Servicing Agreement with respect to Mortgages and Assignments which are in the process of being recorded);

          (jj) The Mortgage Loan was not selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Certificateholders;

          (kk) The Mortgage Loan has no shared appreciation or other contingent interest feature;

          (ll) [Reserved];

          (mm) The Mortgage Rate for the Mortgage Loan was not greater than 8.125% or less than 5.750% if included in Loan Group I and not greater than 9.500% or less than 6.000% if included in Loan Group II;

          (nn) [Reserved]

          (oo) The Seller has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loan, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

          (pp) All amounts due and received after the Cut-off Date (and all amounts received on or before the Cut-off Date that are due after the Cut-off
Date) with respect to the Mortgage Loan to which the Seller is not entitled are, as of the Closing Date, in the Collection Account;

          (qq) Each Mortgage Loan conforms to the descriptions thereof to be set forth in the Prospectus Supplement (subject to the variances specified therein);

          (rr) A full appraisal on forms approved by Fannie Mae or Freddie Mac was performed in connection with the origination of the Related Mortgage Loan;

          (ss) There is no indication in the Mortgage File that the Mortgaged Property was, as of the Cut-off Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

          (tt) The Mortgage Loan is not subject to a bankruptcy plan;

          (uu) [Reserved];

          (vv) To the best of the Seller's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the Certificateholders; no error or omission, misrepresentations, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application for any insurance in relation to the Mortgage Loan;

          (ww) [Reserved];

          (xx) The Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

          (yy) The Seller has the full authority to sell and transfer the Mortgage Note and Mortgage and such transfer and sale will not impair the enforceability of any Mortgage;

          (zz) [Reserved];

          (aaa) [Reserved];

          (bbb) If the related Mortgaged Property is subject to a land trust (a "Land Trust Mortgage"), (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due and owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) the beneficiary is obligated to make payments under the related promissory note and will have personal liability for deficiency judgments; (v) the related Land Trust Mortgage together with each assignment of beneficial interest relating thereto was made in compliance with the related land trust agreement, was validly entered into by the related land trustee or beneficiary and did not, does not currently, and will not in the future, violate any provision of such land trust agreement or any agreement between or among the beneficiaries of such land trust; (vi) the assignment of the beneficial interest relating to such Land Trust Mortgage was accepted by, and noted in the records of the respective land trust trustee, subsequent assignments of such beneficial interest in whole or in part have not been made, and such subsequent assignments of such beneficial interest or any part thereof are not permitted pursuant to a written agreement between the respective beneficiary and the related mortgagee, until the expiration of the promissory note in such land trust; (vii) the Land Trust Mortgage is either the first or second lien on the related Mortgaged Property; no liens are in place against the beneficial interests, or any part thereof, of such Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller, and the beneficial interest, or any part thereof, of any Land Trust Mortgage; (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property; and (ix) each Land Trust Mortgage contains, and will contain, a "due-on-sale" provision permitting the mortgagee under the Mortgage Note and Land Trust Mortgage to foreclose or otherwise exercise remedies thereunder upon a transfer of the beneficial interest in the related Mortgaged Property;

          (ccc) The Mortgage Loan provides for the calculation of interest on the basis of a 360-day year consisting of twelve 30-day months;

          (ddd) The Mortgage Note does not provide for negative amortization;

          (eee) [Reserved];

          (fff) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

          (ggg) The origination and collection practices used by the Seller with respect to the Mortgage Note and Mortgage have been in all respects legal, proper prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Master Servicer (directly or through a subservicer) and any predecessor servicer in accordance with the terms of the Mortgage Note. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

          (hhh) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

          (iii) If the Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994, P.L. 103-325, 108 Stat 2160, it was originated in compliance therewith; and

          (jjj) The Seller has not dealt with any broker or agent or other Person who might be entitled to a fee, commission or compensation in connection with the transaction contemplated by this Agreement other than the Purchaser.

          B. Fifth Third Bank represents to the Depositor, the Trustee, the Certificateholders and the Master Servicer with respect to the Mortgage Loans as of the Cut-off Date (or such other date as may be specified below) that:

          (a) With respect to approximately 100.00% of the Mortgage Loans in Loan Group I and with respect to approximately 99.77% of the Mortgage Loans in Loan Group II (measured by Cut-off Date Principal Balances), at the time that each such Mortgage Loan was originated the related Mortgagor represented that such Mortgagor would occupy the related Mortgaged Property as such Mortgagor's primary residence;

          (b) With respect to the aggregate Cut-off Date Principal Balance of all the Mortgage Loans in each Loan Group, (i) not more than 0.00% are secured by real property improved by two-to four-family dwellings; (ii) not more than 2.65% with respect to Loan Group I and 1.64% with respect to Loan Group II are secured by real property improved by individual condominium units; and (iii) at least 97.35% with respect to Loan Group I and 98.36% with respect to Loan Group II are secured by real property with a detached or attached single-family residence erected thereon;

          (c) The weighted average Loan-to-Value Ratio of the Mortgage Loans in each Loan Group was approximately 68.14% with respect to Loan Group I and 73.25% with respect to Loan Group II;

          (d) No more than 7.30% with respect to Loan Group I and 4.43% with respect to Loan Group II of the aggregate Cut-off Date Principal Balance of the Mortgage Loans in each Loan Group are secured by Mortgaged Properties located within any single five-digit ZIP code area;

          (e) The weighted average Mortgage Rate of the Mortgage Loans in each Loan Group was approximately 6.885% with respect to Loan Group I and 7.228% with respect to Loan Group II;

          (f) As of the Closing Date, all the Mortgage Loans in the aggregate conform to the descriptions thereof to be set forth in the Prospectus Supplement (subject to the variances specified therein); and

          (g) No Mortgage Loan is a "high cost mortgage" pursuant to Section
226.32 of the Truth-in-Lending Act, as amended.

          C. It is understood and agreed that the representations and warranties set forth in Section 2.04 of the Pooling and Servicing Agreement shall survive delivery of the respective Mortgage Files to the Trustee (or the Custodian on behalf of the Trustee) and shall inure to the benefit of the Depositor, the Master Servicer, the Certificateholders and the Trustee, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Sellers, Fifth Third Bank, the Depositor, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders therein (without giving effect to any qualification contained in such representation or warranty relating to any Seller's knowledge), the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days after the date of such discovery. It is understood and agreed that the obligations of each Seller or of Fifth Third Bank, as the case may be, set forth in Section 2.03(a) of the Pooling and Servicing Agreement to cure any breach or to substitute for or repurchase a defective Mortgage Loan constitute the sole remedies available to the Certificateholders, the Master Servicer and the Trustee respecting a breach of the representations and warranties contained in Section 2.04 of the Pooling and Servicing Agreement.

                                                                    SCHEDULE A

            MORTGAGE LOAN SCHEDULE OF FIFTH THIRD MORTGAGE COMPANY
            ------------------------------------------------------

                                                                    SCHEDULE B


           MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, CENTRAL OHIO
           --------------------------------------------------------

                                                                    SCHEDULE C


              MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, FLORIDA
              ---------------------------------------------------

                                                                    SCHEDULE D


              MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, INDIANA
              ---------------------------------------------------

                                                                    SCHEDULE E


          MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, KENTUCKY, INC.
          ----------------------------------------------------------

                                                                    SCHEDULE F


      MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, NORTHERN KENTUCKY, INC.
      -------------------------------------------------------------------

                                                                    SCHEDULE G


     MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, NORTHWESTERN, OHIO, N.A.
     --------------------------------------------------------------------

                                                                     SCHEDULE H


            MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, OHIO VALLEY
            -------------------------------------------------------

                                                                    SCHEDULE I


         MORTGAGE LOAN SCHEDULE OF FIFTH THIRD BANK, SOUTHWEST, F.S.B.